UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-6489

Dreyfus Florida Intermediate Municipal Bond Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	12/31
Date of reporting period:	12/31/04

SSL-DOCS2 70128344v14

FORM N-CSR
Item 1.	Reports to Stockholders.

Dreyfus
Florida Intermediate
Municipal Bond Fund

ANNUAL REPORT December 31, 2004

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund's Expenses
7	Comparing Your Fund's Expenses
With Those of Other Funds
8	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
24	Report of Independent Registered
Public Accounting Firm
25	Important Tax Information
26	Board Members Information
28	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Florida Intermediate Municipal Bond Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Florida Intermediate Municipal Bond Fund, covering the 12-month period from January 1, 2004, through December 31, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Scott Sprauer.

Despite a moderately growing economy and rising interest rates over the second half of the year, the municipal bond market in 2004 delivered its fifth consecutive year of positive total returns. The potentially eroding effects of higher short-term interest rates were more than offset by positive supply-and-demand influences as most states and municipalities had less need to finance budget deficits in the recovering economy.

Can municipal bonds continue to deliver positive results in 2005? No one knows for certain. However, with interest rates rising and the economy gaining momentum, we believe that some areas of the tax-exempt market are likely to be stronger than others. What's required for success, in our view, is strong fundamental research and keen professional judgment.

As always, we urge our shareholders to view the financial markets from a long-term perspective, measured in years rather than weeks or months. One of the best ways to ensure a long-term perspective is to establish an investment plan with the help of your financial advisor, and review it periodically to track your progress toward your financial goals.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation January 18, 2005

DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus Florida Intermediate Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended December 31, 2004, the fund achieved a total return of 2.49% .1 The Lehman Brothers 7-Year Municipal Bond Index (the "Index"), the fund's benchmark, achieved a total return of 3.15% for the same period.2 In addition, the fund is reported in the Lipper Florida Intermediate Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the Lipper category was 1.83% .3

Although municipal bonds encountered heightened volatility when inflation concerns arose in the spring, those fears later dissipated and municipal bonds rallied, ending the reporting period with modestly higher prices. The fund's return exceeded that of its Lipper category average, primarily because its longer-than-average duration enabled it to participate more fully in the market rally. However, the fund's return was lower than that of its benchmark, primarily because the Index contains bonds from many states, not just Florida, and does not reflect fund fees and expenses.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.

To pursue this goal, the fund normally invests at least 80% of its assets in municipal bonds issued by the state of Florida, its political subdivisions, authorities and corporations, that provide income exempt from federal income tax and which enable the fund's shares to be exempt from the Florida intangible personal property tax. The fund generally maintains a dollar-weighted average portfolio maturity between three and 10 years.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

While the fund generally intends to invest only in investment-grade securities or the unrated equivalent as determined by Dreyfus, it does have the ability to invest up to 20% of its net assets in bonds rated below investment grade ("high-yield" or "junk" bonds) or the unrated equivalent as determined by Dreyfus.

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest-rate environment and the municipal bond's potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund's assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value.The fund's allocation to either discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

Although signs of stronger economic growth began to emerge in the weeks before the start of 2004, labor markets remained weak and inflationary pressures were low during the first quarter of the year, supporting most bond prices. In April, investor sentiment changed sharply. Reports of unexpectedly strong labor markets and surging energy prices contributed to investors' expectations that the Federal Reserve Board (the "Fed") was likely to raise short-term interest rates sooner than they had anticipated. In late June, the Fed fulfilled investors' revised expectations by increasing its target for the overnight federal funds rate by 25 basis points. Four additional rate-hikes followed over the next six months,driving short-term interest rates from 1% to 2.25% by year-end.

As the national economy improved, so did Florida's fiscal condition. One of the few states to maintain substantial cash reserves throughout the previous downturn, Florida's relatively conservative budgetary policies and a recovering tourism industry enabled it to bounce back faster than most other states. Even the devastating series of hurricanes that struck Florida in the fall of 2004 failed to make a significant dent in its recovery. As a result, the supply of newly issued bonds from Florida issuers remained relatively low, helping to support their prices.

In this environment, we maintained the fund's average duration in a range we considered modestly longer than industry averages.While this positioning was largely the result of a lack of high-quality, higher-yielding alternatives to the fund's longer-term, core holdings, it nonetheless helped the fund participate more fully in market rallies during the reporting period.When making new purchases, we focused primarily on higher-quality, higher-coupon bonds selling at modest premiums to their face values. We emphasized bonds with maturities in the 15- to 20-year range, which helped us avoid the more volatile 10-year area.As of the end of the reporting period, approximately 85% of the fund's holdings were rated "triple-A," the highest rating category.

What is the fund's current strategy?

We have continued to maintain the fund's longstanding positions in higher-quality, higher-yielding bonds. At the same time, we have focused on maturity ranges that, in our judgment, will benefit if short-term interest rates continue to rise faster than longer-term bond yields.

January 18, 2005

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax
(AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year, tax-
exempt bond market, consisting of municipal bonds with maturities of 6-8 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Florida Intermediate Municipal Bond Fund and the Lehman Brothers 7-Year Municipal Bond Index

Average Annual Total Returns	as of 12/31/04
		1 Year	5 Years	10 Years

Fund		2.49%	5.41%	5.40%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus Florida Intermediate Municipal Bond Fund on 12/31/94 to a $10,000 investment made in the Lehman Brothers 7-Year Municipal Bond Index (the "Index") on that date.All dividends and capital gain distributions are reinvested.

The fund invests primarily in Florida municipal securities and its performance shown in the line graph takes into account fees and expenses.The Index is not limited to investments principally in Florida municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged, total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-exempt bond market, consisting of municipal bonds with maturities of 6-8 years.These factors can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND'S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Florida Intermediate Municipal Bond Fund from July 1, 2004 to December 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2004

Expenses paid per $1,000 †	$ 4.10
Ending value (after expenses)	$1,038.70

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2004

Expenses paid per $1,000 †	$ 4.06
Ending value (after expenses)	$1,021.11

† Expenses are equal to the fund's annualized expense ratio of .80%; multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS December 31, 2004
	Principal
Long-Term Municipal Investments—98.1%	Amount ($)		Value ($)

Florida—90.4%
Boynton Beach, Utility Systems Revenue
5.375%, 11/1/2008 (Insured; FGIC)	1,000,000		1,072,440
Brevard County Health Facilities Authority, Revenue
(Holmes Regional Medical Center)
5.30%, 10/1/2007 (Insured; MBIA)	3,000,000		3,168,630
Brevard County Housing Finance Authority, MFHR
(Windover Oaks) 6.90%, 2/1/2007	2,000,000		2,097,860
Broward County School Board, COP:
5.375%, 7/1/2013
(Insured; FSA, Prerefunded 7/1/2011)	4,370,000	[a]	4,949,855
5.50%, 7/1/2014
(Insured; FSA, Prerefunded 7/1/2011)	4,715,000	[a]	5,413,669
Capital Projects Finance Authority, Student Housing
Revenue (Capital Projects Loan Program)
5.50%, 10/1/2016 (Insured; MBIA)	4,285,000		4,653,296
Charlotte County, Utility Revenue
5.40%, 10/1/2008 (Insured; FGIC)	1,210,000		1,295,329
Clay County Housing Finance Authority, Revenue
(Multi-County Program) 4.85%, 10/1/2011
(Collateralized: FNMA & GNMA)	875,000		918,382
Cocoa, Water and Sewer Revenue
5.50%, 10/1/2023 (Insured; AMBAC)	3,310,000		3,833,311
Dade County:
Special Obligation Revenue:
(Solid Waste System)
6%, 10/1/2006 (Insured; AMBAC)	2,565,000		2,727,441
Zero Coupon, 10/1/2010 (Insured; AMBAC)	6,825,000		5,534,529
Water and Sewer Systems Revenue
6.25%, 10/1/2011 (Insured; FGIC)	2,115,000		2,512,176
Escambia County Health Facilities Authority, Revenue
(Ascension Health Credit Group) 5.25%, 11/15/2013	2,000,000		2,215,480
Florida Board of Education:
Capital Outlay (Public Education):
5.50%, 6/1/2010 (Prerefunded 6/1/2006)	5,725,000	[a]	6,044,799
5.50%, 6/1/2018	5,000,000		5,567,450
Lottery Revenue:
5.25%, 7/1/2018 (Insured; FGIC)	9,330,000		10,273,170
5.25%, 7/1/2018 (Insured; FGIC)	2,500,000		2,752,800
5.25%, 7/1/2019 (Insured; FGIC)	3,675,000		4,041,067

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Florida (continued)
Florida Department of Environmental Protection, Revenue:
5.75%, 7/1/2009 (Insured; FGIC)	5,100,000	5,756,115
(Florida Forever) 5.375%, 7/1/2017 (Insured; MBIA)	3,450,000	3,856,479
Florida Municipal Loan Council, Revenue
(North Miami Beach Water)
5.375%, 8/1/2018 (Insured; MBIA)	1,990,000	2,219,745
Florida Municipal Power Agency, Revenue
(Stanton II) 5.50%, 10/1/2015 (Insured; AMBAC)	3,635,000	4,099,553
Florida Ports Financing Commission, Revenue
(Transportation Trust Fund—Intermodal Program)
5.50%, 10/1/2016 (Insured; FGIC)	1,745,000	1,894,442
Florida Turnpike Authority, Turnpike Revenue
(Department of Transportation) 5.25%, 7/1/2023	1,945,000	2,067,224
Florida Water Pollution Control Financing Corp.,
Water Pollution Control Revenue 5.25%, 1/15/2021	2,545,000	2,797,438
Halifax Hospital Medical Center, HR
5%, 10/1/2010 (Insured; MBIA)	1,750,000	1,891,102
Hialeah Gardens, IDR (Waterford Convalescent)
7.875%, 12/1/2007	395,000	396,852
Hillsborough County, Utility Revenue:
Zero Coupon, 8/1/2006 (Insured; MBIA)	5,000,000	4,818,050
5.50%, 8/1/2011 (Insured; AMBAC)	2,000,000	2,280,860
5.50%, 8/1/2014 (Insured; AMBAC)	3,205,000	3,698,410
Hillsborough County Industrial Development Authority,
HR (Tampa General Hospital) 5.25%, 10/1/2015	3,000,000	3,210,330
Hillsborough County School Board, COP
5%, 7/1/2016 (Insured; MBIA)	2,625,000	2,825,209
Hillsborough County School District, Sales Tax Revenue
5.375%, 10/1/2014 (Insured; AMBAC)	1,500,000	1,676,775
Jacksonville:
Guaranteed Entitlement Revenue
(Refunding & Improvement)
5.375%, 10/1/2016 (Insured; FGIC)	3,080,000	3,453,327
Sales Tax Revenue:
5.50%, 10/1/2014 (Insured; AMBAC)	1,500,000	1,687,995
5.50%, 10/1/2015 (Insured; AMBAC)	1,500,000	1,690,410
(River City Renaissance)
5.125%, 10/1/2018 (Insured; FGIC)	2,500,000	2,605,600

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Florida (continued)
Lake Worth 5.80%, 10/1/2005 (Insured; AMBAC)	1,000,000		1,028,580
Lakeland, Electric and Water Revenue 5.90%, 10/1/2007	2,385,000		2,612,362
Lee County, Transportation Facilities Revenue
5.50%, 10/1/2015 (Insured; AMBAC)	2,500,000		2,817,350
Martin County, Utility System Revenue:
5.50%, 10/1/2011 (Insured; FGIC)	1,000,000		1,142,490
5.50%, 10/1/2012 (Insured; FGIC)	1,065,000		1,220,490
5.50%, 10/1/2013 (Insured; FGIC)	1,485,000		1,711,344
Miami:
5.80%, 12/1/2005 (Insured; FGIC)	1,340,000		1,386,257
Homeland Defense/Neighborhood
5.50%, 1/1/2016 (Insured; MBIA)	3,000,000		3,355,830
Miami-Dade County, Public Service Tax Revenue
(Umsa Public Improvements)
5.50%, 4/1/2016 (Insured; AMBAC)	2,190,000		2,454,048
Miami-Dade County School Board, COP
5.25%, 8/1/2008 (Insured; AMBAC)	2,500,000		2,732,850
Northern Palm Beach County Improvement District
(Water Control & Improvement Unit Development)
5.75%, 8/1/2014	950,000		996,303
Orange County, Tourist Development Tax Revenue:
5.50%, 10/1/2011 (Insured; AMBAC)	3,030,000		3,363,573
5%, 10/1/2015 (Insured; AMBAC)	1,010,000		1,086,477
Orange County Health Facilities Authority, HR
(Orlando Regional Healthcare)
6.25%, 10/1/2011 (Insured; MBIA)	1,770,000		2,101,786
Orlando Utilities Commission,
Water and Electric Revenue:
5.80%, 10/1/2006	6,030,000		6,397,951
5.80%, 10/1/2007	1,175,000		1,282,853
Palm Beach County:
Criminal Justice Facilities Revenue
5.375%, 6/1/2010 (Insured; FGIC)	1,825,000		2,047,632
(Land Acquisition Program) 5.375%, 6/1/2014	1,000,000		1,120,430
Public Improvement Revenue (Convention Center)
5.50%, 11/1/2013
(Insured; FGIC, Prerefunded 11/1/2011)	1,785,000	[a]	2,042,772
Palm Beach County School Board, COP:
6%, 8/1/2016 (Insured; FGIC, Prerefunded 8/1/2010)	4,000,000	[a]	4,660,360
5.50%, 8/1/2018 (Insured; FSA)	4,910,000		5,500,624

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Florida (continued)
Palm Beach County Solid Waste Authority, Revenue
5.50%, 10/1/2006 (Insured; AMBAC)	3,000,000		3,163,350
Plant City, Utility Systems Revenue
(Improvement) 6%, 10/1/2015 (Insured; MBIA)	2,200,000		2,616,240
Plantation, Revenue (Public Improvement Projects)
5.375%, 8/15/2011 (Insured; FSA)	5,370,000		6,086,841
Saint Lucie County, Sales Tax Revenue
(Refunding & Improvement)
5.25%, 10/1/2022 (Insured; MBIA)	2,140,000		2,340,689
Tampa:
Cigarette Tax Allocation (H Lee Moffitt Cancer)
5%, 3/1/2008 (Insured; AMBAC)	2,000,000		2,158,980
Utility Tax and Special Revenue
5.25%, 10/1/2021 (Insured; AMBAC)	1,000,000		1,092,620
Tampa Bay, Water Utility Systems Revenue
5.125%, 10/1/2015
(Insured; FGIC, Prerefunded 10/1/2008)	3,205,000	[a]	3,541,333
Volusia County School Board,
Sales Tax Revenue
5.375%, 10/1/2015 (Insured; FSA)	4,000,000		4,499,240
U.S. Related—7.7%
Children's Trust Fund of Puerto Rico,
Tobacco Settlement Revenue,
Asset Backed Bonds:
5.75%, 7/1/2013 (Prerefunded 7/1/2010)	1,000,000	[a]	1,136,040
5.75%, 7/1/2014 (Prerefunded 7/1/2010)	3,000,000	[a]	3,408,120
Puerto Rico Commonwealth Highway and
Transportation Authority, Revenue:
Highway 5.50%, 7/1/2013 (Insured; MBIA)	2,500,000		2,858,150
Transportation 5.25%, 7/1/2012 (Insured; MBIA)	2,440,000		2,677,705
Puerto Rico Commonwealth Public Improvement
5.50%, 7/1/2013 (Insured; FSA)	2,000,000		2,313,380
Puerto Rico Public Buildings Authority,
Guaranteed Revenue (Government Facilities)
5.25%, 7/1/2020 (Insured; XLCA)	2,000,000		2,275,520
Virgin Islands Public Finance Authority, Revenue
5.625%, 10/1/2010	2,000,000		2,130,760
Total Long-Term Municipal Investments
(cost $201,866,858)			215,358,930

The Fund 11

STATEMENT OF INVESTMENTS (continued)

	Principal
Short-Term Municipal Investments—.5%	Amount ($)	Value ($)

Brevard County Health Facilities Authority,
Health Care Facilities Revenue, VRDN
(Health First Inc.) 2.22% (LOC; SunTrust Bank)
(cost $1,200,000)	1,200,000 [b]	1,200,000

Total Investments (cost $203,066,858)	98.6%	216,558,930
Cash and Receivables (Net)	1.4%	2,997,723
Net Assets	100.0%	219,556,653

12

Summary of Abbreviations

AMBAC	American Municipal Bond	HR	Hospital Revenue
	Assurance Corporation	IDR	Industrial Development Revenue
COP	Certificate of Participation	LOC	Letter of Credit
FGIC	Financial Guaranty Insurance	MBIA	Municipal Bond Investors Assurance
	Company		Insurance Corporation
FNMA	Federal National Mortgage	MFHR	Multi-Family Housing Revenue
	Association	VRDN	Variable Rate Demand Notes
FSA	Financial Security Assurance	XLCA	XL Capital Assurance
GNMA	Government National Mortgage
Association

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody's	or	Standard & Poor's	Value (%) †

AAA		Aaa		AAA	84.2
AA		Aa		AA	12.1
BBB		Baa		BBB	2.5
F1		MIG1/ P1		SP1/A1	.6
Not Rated [c]		Not Rated [c]		Not Rated [c]	.6
					100.0

†	Based on total investments.
[a]	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b]	Securities payable on demand.Variable interest rate—subject to periodic change.
[c]	Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES December 31, 2004
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	203,066,858	216,558,930
Interest receivable		3,388,553
Receivable for shares of Beneficial Interest subscribed		413
Prepaid expenses		8,630
		219,956,526

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		124,211
Cash overdraft due to Custodian		85,595
Payable for shares of Beneficial Interest redeemed		128,976
Accrued expenses		61,091
		399,873

Net Assets ($)		219,556,653

Composition of Net Assets ($):
Paid-in capital		206,059,946
Accumulated net realized gain (loss) on investments		4,635
Accumulated gross unrealized appreciation
on investments		13,492,072

Net Assets ($)		219,556,653

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		16,317,874
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		13.45

See notes to financial statements.

14

STATEMENT OF OPERATIONS Year Ended December 31, 2004
Investment Income ($):
Interest Income	10,168,579
Expenses:
Management fee—Note 3(a)	1,378,520
Shareholder servicing costs—Note 3(b)	260,259
Professional fees	51,199
Trustees' fees and expenses—Note 3(c)	45,987
Custodian fees	26,818
Prospectus and shareholders' reports	20,689
Registration fees	18,262
Loan commitment fees—Note 2	1,836
Miscellaneous	17,887
Total Expenses	1,821,457
Investment Income—Net	8,347,122

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(9,469)
Net unrealized appreciation (depreciation) on investments	(2,848,735)
Net Realized and Unrealized Gain (Loss) on Investments	(2,858,204)
Net Increase in Net Assets Resulting from Operations	5,488,918

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2004	2003

Operations ($):
Investment income—net	8,347,122	8,962,185
Net realized gain (loss) on investments	(9,469)	1,152,267
Net unrealized appreciation
(depreciation) on investments	(2,848,735)	(485,125)
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,488,918	9,629,327

Dividends to Shareholders from ($):
Investment income—net	(8,331,786)	(8,944,310)
Net realized gain on investments	(367,314)	(899,421)
Total Dividends	(8,699,100)	(9,843,731)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	16,065,482	16,801,817
Dividends reinvested	5,791,128	6,700,112
Cost of shares redeemed	(40,243,059)	(36,944,468)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(18,386,449)	(13,442,539)
Total Increase (Decrease) in Net Assets	(21,596,631)	(13,656,943)

Net Assets ($):
Beginning of Period	241,153,284	254,810,227
End of Period	219,556,653	241,153,284

Capital Share Transactions (Shares):
Shares sold	1,190,235	1,237,705
Shares issued for dividends reinvested	430,862	492,753
Shares redeemed	(2,998,932)	(2,717,695)
Net Increase (Decrease) in Shares Outstanding	(1,377,835)	(987,237)

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

			Year Ended December 31,

	2004	2003	2002	2001[a]	2000

Per Share Data ($):
Net asset value,
beginning of period	13.63	13.64	13.15	13.21	12.85
Investment Operations:
Investment income—net	.49[b]	.49[b]	.53[b]	.58[b]	.59
Net realized and unrealized
gain (loss) on investments	(.16)	.04	.60	(.01)	.36
Total from Investment Operations	.33	.53	1.13	.57	.95
Distributions:
Dividends from investment
income—net	(.49)	(.49)	(.53)	(.58)	(.59)
Dividends from net realized
gain on investments	(.02)	(.05)	(.11)	(.05)	—
Total Distributions	(.51)	(.54)	(.64)	(.63)	(.59)
Net asset value, end of period	13.45	13.63	13.64	13.15	13.21

Total Return (%)	2.49	4.00	8.75	4.37	7.58

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.79	.79	.80	.78	.81
Ratio of net investment income
to average net assets	3.63	3.64	3.96	4.33	4.59
Portfolio Turnover Rate	12.63	20.68	33.26	22.97	11.45

Net Assets, end of period
($ x 1,000)	219,557	241,153	254,810	255,114	261,174

[a]	As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began accreting discount or amortizing permium on a scientific basis for debt
securities.There was no effect of this change for the period ended December 31, 2001 and the ratios were not affected by this change. Per share data and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Florida Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment com-pany.The fund's investment objective is to provide investors with as high a level of income exempt from federal income tax as is consistent with the preservation of capital.The Dreyfus Corporation (the "Manager" or "Dreyfus") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund's maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $51,336, undistributed capital gains $4,635 and unrealized appreciation $13,492,072.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2004 and December 31, 2003, respectively, were as follows: tax exempt income of $8,331,786 and $8,944,310 and long-term capital gains $367,314 and $899,421.

During the period ended December 31, 2004, as a result of permanent book to tax differences primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $15,336 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the fund's Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2004, the fund was charged of $154,979 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2004, the fund was charged $79,356 pursuant to the transfer agency agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $111,373 and transfer agency per account fees $12,838.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund's exchange privilege. During the period ended December 31, 2004, redemption fees charged and retained by the fund amounted to $1,571.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2004, amounted to $28,664,472 and $47,806,478, respectively.

At December 31, 2004, the cost of investments for federal income tax purposes was $203,066,858; accordingly, accumulated gross unrealized appreciation on investments was $13,492,072.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the "Funds"). In September 2004, plaintiffs served a Consolidated Amended Complaint (the "Amended Complaint") on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds. The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys' fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants.With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. Defendants filed motions to dismiss the Amended Complaint on November 12, 2004, and those motions are pending.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus' ability to perform its contract with the Funds.

The Fund 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Trustees Dreyfus Florida Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Florida Intermediate Municipal Bond Fund, including the statement of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two periods in the period then ended and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Florida Intermediate Municipal Bond Fund at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York February 4, 2005

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended December 31, 2004:

—all the dividends paid from investment income-net during the fiscal year ended December 31, 2004 as "exempt-interest dividends" (not subject to regular federal income tax and, for residents of Florida, not subject to taxation by Florida), and

—the fund hereby designates $.0217 per share as a long-term capital gain distribution paid on July 28, 2004.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends and capital gains distributions paid for the 2004 calendar year on Form 1099-DIV which will be mailed by January 31, 2005.

The Fund 25

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Azimuth Trust, an institutional asset management firm, Member of Board of Managers and
Advisory Board
No. of Portfolios for which Board Member Serves: 186
———————
Gordon J. Davis (63)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Partner of the law firm of LeBoeuf, Lamb, Greene & MacRae, LLP
• President, Lincoln Center for Performing Arts, Inc. (2001)
Other Board Memberships and Affiliations:
• Consolidated Edison, Inc., a utility company, Director
• Phoenix Companies Inc., a life insurance company, Director
• Board Member/Trustee for several not-for-profit groups
No. of Portfolios for which Board Member Serves: 25
———————
David P. Feldman (65)
Board Member (1991)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• BBH Mutual Funds Group (11 funds), Director
• The Jeffrey Company, a private investment company, Director
• QMED, a medical device company, Director
No. of Portfolios for which Board Member Serves: 51
———————
Lynn Martin (65)
Board Member (1993)
Principal Occupation During Past 5 Years:
• Advisor to the international accounting firm of Deloitte & Touche, LLP and Chair to its
Council for the Advancement of Women Other Board Memberships and Affiliations:
• SBC Communications, Inc., Director
• Ryder System, Inc., a supply chain and transportation management company, Director
• The Proctor & Gamble Co., a consumer products company, Director
• Constellation Energy Group, Director
• Member of the Council of Foreign Relations
No. of Portfolios for which Board Member Serves: 10

Daniel Rose (75)
Board Member (1992)
Principal Occupation During Past 5 Years:
• Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
• Baltic-American Enterprise Fund,Vice Chairman and Director
• Harlem Educational Activities Fund, Inc., Chairman
• Housing Committee of the Real Estate Board of New York, Inc., Director
No. of Portfolios for which Board Member Serves: 21
———————
Philip L. Toia (71)
Board Member (1997)
Principal Occupation During Past 5 Years:
• Retired
No. of Portfolios for which Board Member Serves: 10
———————
Sander Vanocur (76)
Board Member (1992)
Principal Occupation During Past 5 Years:
• President, Old Owl Communications
No.of Portfolios for which Board Member Serves: 21
———————
Anne Wexler (74)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in govern-
ment relations and public affairs
Other Board Memberships and Affiliations:
• Wilshire Mutual Funds (5 funds), Director
• Methanex Corporation, a methanol producing company, Director
• Member of the Council of Foreign Relations
• Member of the National Park Foundation
No. of Portfolios for which Board Member Serves: 29
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in
c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the
Board Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Eugene McCarthy, Emeritus Board Member

The Fund 27

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 92 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 92 investment companies (comprised of 185 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 51 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 93 investment companies (comprised of 201 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 90 investment companies (comprised of 194 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 93 investment companies (comprised of 201 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 93 investment companies (comprised of 201 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, Assistant Treasurer since March 2000.

Senior Accounting Manager – Municipal Bond Funds of the Manager, and an officer of 26 investment companies (comprised of 57 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 93 investment companies (comprised of 201 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (93 investment companies, comprising 201 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon's Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 47 years old and has served in various capacities with the Manager since 1980, including manager of the firm's Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 88 investment companies (comprised of 196 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Distributor since October 1998.

The Fund 29

For More		Information

Dreyfus		Transfer Agent &
Florida Intermediate		Dividend Disbursing Agent
Municipal Bond Fund
		Dreyfus Transfer, Inc.
200 Park Avenue
		200 Park Avenue
New York, NY	10166
		New York, NY 10166

Manager		Distributor
The Dreyfus Corporation
		Dreyfus Service Corporation
200 Park Avenue
		200 Park Avenue
New York, NY	10166
		New York, NY 10166
Custodian
The Bank of New York
One Wall Street
New York, NY	10286

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com
The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on
the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Information regarding how the fund voted proxies relating to portfolio securities for the 12-
month period ended June 30, 2004, is available on the SEC's website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation 0740AR1204

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $25,900 in 2003 and $27,195 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2003 and $0 in 2004.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $288,500 in 2003 and $0 in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,354 in 2003 and $2,577 in 2004. [These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various

SSL-DOCS2 70128344v14

financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $196 in 2003 and less than $600 in 2004. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $521,764 in 2003 and $592,101in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 9.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the

SSL-DOCS2 70128344v14

Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Florida Intermediate Municipal Bond Fund

By:	/s/Stephen E. Canter
Stephen E. Canter
President

Date:	February 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	February 23, 2005

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	February 23, 2005

EXHIBIT INDEX
(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

SSL-DOCS2 70128344v14